================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 27, 2006

                                   ----------

                                   ANSYS. INC.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                      0-20853               04-3219960
 State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)

      275 Technology Drive, Canonsburg, PA                    15317
    (Address of Principal Executive Offices)                (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01 OTHER EVENTS.

     On April 27, 2006, ANSYS, Inc. issued a press release announcing that the waiting period under the Hart-Scott Rodino Antitrust Improvements Act with respect to its acquisition of Fluent Inc. expired at 11:59 p.m. EST on April 26, 2006, without further extension.

     The Company's press release is attached as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)   Exhibits

           Exhibit
           Number         Description
           -------        ----------------------------------------------------
           99.1           Press Release of the Registrant dated April 27, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ANSYS, INC.


Date: April 27, 2006                   By:    /s/ JAMES E. CASHMAN III
                                              ----------------------------------
                                              James E. Cashman III - President
                                              and  Chief Executive Officer


Date: April 27, 2006                   By:    /s/ MARIA T. SHIELDS
                                              ----------------------------------
                                              Maria T. Shields - Chief Financial
                                              Officer, VP of Finance and
                                              Administration

                                              (Ms. Shields is the Principal
                                              Financial and Accounting Officer
                                              and has been duly authorized to
                                              sign on behalf of the Registrant)

                                INDEX TO EXHIBITS

Exhibit Number       Description of Exhibit
--------------       ----------------------------------------------------
99.1                 Press Release of the Registrant dated April 27, 2006